CERTIFICATIONS
I, Danielle Buell, certify that:
1. I have reviewed this report on Form N-SAR of Cadre Institutional Investors Trust;
2. Based on my knowledge, this report does not contain any untrue statement of
a material fact or omit to state a material fact necessary to make the statements
made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial information included in this report,
and the financial statements on which the financial information is based,
fairly present in all material respects the financial condition, results of
operations, changes in net assets, and cash flows (if the
financial statements
are required to include a statement of cash flows) of the
registrant as of,
and for, the periods presented in this report;
4. The registrant's other certifying officers and I are
responsible for establishing
and maintaining disclosure controls and procedures
(as defined in rule 30a-2(c)
under the Investment Company Act) for the registrant and have:
a) designed such disclosure controls and procedures to
 ensure that material
information relating to the registrant, including its
consolidated subsidiaries
, is made known to us by others within those entities,
 particularly during the
period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's
disclosure controls and
procedures as of a date within 90 days prior to the
 filing date of this report
 (the "Evaluation Date"); and
c) presented in this report our conclusions about the
effectiveness of the
disclosure controls and procedures based on our evaluation
as of the Evaluation Date;
5. The registrant's other certifying officers and I have
disclosed, based on
our most recent evaluation, to the registrant's auditors
 and the audit committee
of the registrant's board of directors (or persons
performing the equivalent
functions):
a) all significant deficiencies in the design or operation
 of internal controls
which could adversely affect the registrant's ability to
 record, process, summarize,
 and report financial data and have identified for the
 registrant's auditors any
 material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves
management or other employees
who have a significant role in the registrant's internal
controls; and
6. The registrant's other certifying officers and I have
indicated in this report
 whether or not there were significant changes in internal
controls or in other
 factors that could significantly affect internal controls
subsequent to the date
of our most recent evaluation, including any corrective
actions with regard to
significant deficiencies and material weaknesses.
Date: May 22, 2003
//s//Danielle Buell
Treasurer
Cadre Institutional Investors Trust

CERTIFICATIONS
I, Kevin J. Burke, certify that:
1. I have reviewed this report on Form N-SAR of Cadre Institutional Investors Trust;
2. Based on my knowledge, this report does not contain
any untrue statement of a
 material fact or omit to state a material fact necessary
to make the statements
made, in light of the circumstances under which such
statements were made, not
misleading with respect to the period covered by this
 report;
3. Based on my knowledge, the financial information
included in this report,
and the financial statements on which the financial
information is based, fairly
 present in all material respects the financial condition,
results of operations,
 changes in net assets, and cash flows (if the financial
statements are required
 to include a statement of cash flows) of the registrant
 as of, and for, the
periods presented in this report;
4. The registrant's other certifying officers and I
are responsible for establishing
 and maintaining disclosure controls and procedures
(as defined in rule 30a-2(c)
under the Investment Company Act) for the registrant
and have:
a) designed such disclosure controls and procedures to
ensure that material information
relating to the registrant, including its consolidated
subsidiaries, is made known
to us by others within those entities, particularly during
 the period in which this
 report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of
 this report (the "Evaluation
Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of
the Evaluation Date;
5. The registrant's other certifying officers and I have
disclosed, based on
our most recent evaluation, to the registrant's auditors
and the audit committee of
the registrant's board of directors (or persons performing
 the equivalent functions):
a) all significant deficiencies in the design or operation
of internal controls which
could adversely affect the registrant's ability to record,
 process, summarize, and
report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves
management or other employees who
have a significant role in the registrant's internal
controls;
and
6. The registrant's other certifying officers and I have
 indicated in this report
whether or not there were significant changes in internal
 controls or in other factors
 that could significantly affect internal controls subsequent to the date of our most
recent evaluation, including any corrective actions with
 regard to significant
deficiencies and material weaknesses.
Date: May 22, 2003
//s// Kevin J. Burke
				        Chief Executive Officer
 				  Cadre Financial Services, Inc.